Exhibit 16

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eddie A. Grier, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Eddie A. Grier
Eddie A. Grier

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Frances L. Cashman, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Frances L. Cashman
Frances L. Cashman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Frank L. Bowman
Frank L. Bowman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Kathleen A. Dennis
Kathleen A. Dennis

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Nancy C. Everett, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Nancy C. Everett
Nancy C. Everett

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Jakki L. Haussler, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Jakki L. Haussler
Jakki L. Haussler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Manuel H. Johnson
Manuel H. Johnson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Joseph J. Kearns
Joseph J. Kearns

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Michael F. Klein
Michael F. Klein

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Patricia A. Maleski, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ Patricia A. Maleski
Patricia A. Maleski

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Mark F. Parise, Carl Frischling, Todd P. Zerega, Betselot Zeleke and Gwendolyn A. Williamson, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement of the Morgan Stanley ETF Trust (the “Trust”) on Form N-14 under the Securities Act of 1933 relating to the proposed reorganizations of the Core Plus Fixed Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Total Return Bond ETF, a series of the Trust, and the Short Duration Municipal Income Portfolio, a series of Morgan Stanley Institutional Fund Trust, into the Eaton Vance Short Duration Municipal Income ETF, a series of the Trust (the “Registration Statement”), and any and all subsequent amendments, pre-effective amendments, or post-effective amendments to said Registration Statement, and any supplements or other instruments in connection therewith, to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: September 28, 2023

/s/ W. Allen Reed
W. Allen Reed